UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 23, 2015

Proofpoint, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35506	51-041486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

892 Ross Drive, Sunnyvale CA	94089
(Address of principal executive offices)	(Zip Code)

(408) 517-4710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02            Results of Operations and Financial Condition.

On July 23, 2015, Proofpoint, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended June 30, 2015.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto (the “2.02 Information”) are being furnished pursuant to Item 2.02 of Form 8-K and will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will the 2.02 Information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01            Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Title

99.1	Press release of Proofpoint, Inc. announcing earnings results, dated July 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proofpoint, Inc.

Date: July 23, 2015	By:	/s/ Paul Auvil
Paul Auvil
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Title

99.1	Press release of Proofpoint, Inc. announcing earnings results, dated July 23, 2015.